UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.

On January 4, 2008 the stockholders of Echo Healthcare Acquisition Corp. (“Echo” or the “Company”) voted at a special meeting of Echo stockholders to approve a merger (the “Merger”) of Pet DRx Acquisition Company (“Merger Sub”), a wholly-owned subsidiary of Echo, with and into XLNT Veterinary Care, Inc. (“XLNT”) pursuant to the terms set forth in the Second Amended and Restated Agreement and Plan of Merger dated as of October 23, 2007 (the “Merger Agreement”).  On January 7, 2008, Echo issued a press release announcing the approval and consummation of the merger.  A copy of the press release is attached to this Report as Exhibit 99.1, which is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit 99.1	Press Release, dated January 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP. (Registrant)

By:	/s/ Joel Kanter
Joel Kanter
President

Date: January 7, 2008